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                                                                    EXHIBIT 10.1

                            FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (hereafter "First Amendment") is made and entered into this 16th day of June, 1999, by and between WALTON SEATTLE INVESTORS I, L.L.C., a Delaware limited liability company as Landlord, and N2H2, Inc., a Washington corporation, as Tenant.

                                    RECITALS

     A. Landlord and Tenant have entered into that certain Office Lease dated March 12, 1999, (the "Lease"), whereby Landlord has leased to Tenant and Tenant has leased from Landlord approximately 30,071 rentable square feet known as Suite 3400 ("Premises") in that certain building located at 900 Fourth Avenue, Seattle, Washington 98164 ("Building").

     B. Landlord and Tenant desire to further amend certain terms and conditions of the Lease and to lease temporary space on the 40th floor of the Building ("Temporary Premises") on an "as-is" basis and to subject the Temporary Premises in the Building to the terms and conditions of the Lease as set forth in this First Amendment.

     C. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Lease.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions stated herein, Landlord and Tenant hereby modify, amend and supplement the Lease and agree as follows:

1. TEMPORARY PREMISES. The Temporary Premises shall consist of that portion of the 40th floor of the Building known as Suite 4000 consisting of approximately 3,905 rentable square feet as more particularly shown on Exhibit A.

2. TEMPORARY PREMISES TERM. The Temporary Premises term shall commence on July 15, 1999 and continue on a month-to-month basis until terminated by either party at the end of a month with at least thirty (30) days prior written notice. In no event shall the temporary Premises Term extend beyond December 31, 1999 without the execution of a separate document by both parties.

3. TEMPORARY PREMISES RENT. The base monthly, fully-serviced based rent ("Temporary Premises Rent"), payable on or before the 1st day of each month (except for the first month's rent which shall be prorated), is $9,437.08.

4. TENANT IMPROVEMENTS. Tenant accepts the Temporary Premises on an "as-is" basis and assumes responsibility for any and all costs to improve the Temporary Premises. Tenant shall submit all plans to Landlord for review and consent and shall follow the Building procedures for all work. Tenant shall be solely responsible for the suitability of the design and function of the Tenant Improvements for Tenant's needs and business.

5. NO CONFLICT. Except as modified by this First Amendment, the terms and conditions of the Lease shall remain in full force and effect. In the event of any


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     conflict between the terms of this First Amendment and the Lease, this
     First Amendment shall govern and control the intent and agreement of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the date first set forth above.

LANDLORD:                                   TENANT:

Walton Seattle Investors I, L.L.C.,         N2H2, Inc.,
a Delaware limited liability company        a Washington corporation, as Tenant.

  By: Walton Street Real Estate
      Fund I, L.P., a Delaware limited
      partnership,
      Manager

      By: Walton Street Managers I, L.P.,
          a Delaware limited partnership,
          General Partner

          By: WSC Managers I, Inc.,
              a Delaware corporation,
              General Partner

              By: /s/ DOUGLAS J. WELKER     By: /s/ JOHN DUNCAN
                 ----------------------         ------------------
                  Douglas J. Welker,            John Duncan,
                  Vice-President                CFO/COO




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                                  NOTARY PAGE

STATE OF ILLINOIS       )
         ------------   )     :ss.
COUNTY OF COOK          )
         ------------

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 21st day of June, 1999, before me personally appeared DOUGLAS J.
WELKER, to me known to be the VICE PRESIDENT of WSC MANAGERS I, INC., a Delaware corporation, the corporation that executed the within and foregoing instrument as General Partner of WALTON STREET MANAGERS I, L.P., a Delaware limited partnership, the general partner of WALTON STREET REAL ESTATE FUND I, L.P., a Delaware limited partnership, the Manager of WALTON SEATTLE INVESTORS I, L.L.C., a Delaware limited liability company, the company joint venture that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said joint venture, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and seal hereto affixed the day and year first above written.

                             /s/ CHRISTINA WALSH
       [SEAL]               ------------------------------------------------

                              Christina Walsh
                            ------------------------------------------------
                                               (Type or Print Name)

                             Notary Public in and for the State of IL
                                                                  ---------,
                             Residing at
                                        -----------------------------------,

                             My Appointment Expires:   9/27/00
                                                    -----------------------.


State of Washington   )
                      )    :ss.
County of King        )

On this ___ day of June, 1999, before me personally appeared JOHN DUNCAN to me known to be the/a CFO/COO of N2H2, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute the said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                             /s/ SUZANNE W. ROEN
       [SEAL]               --------------------------------------------------

                              Suzanne W. Roen
                            --------------------------------------------------
                                               (Type or Print Name)

                             Notary Public in and for the State of Washington
                                                                  -----------,
                             Residing at  Redmond
                                        -------------------------------------,

                             My Appointment Expires:   11/7/02
                                                    ------------------------.


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                                   EXHIBIT A


                               TEMPORARY PREMISES

                     (Floor plans showing Premises shaded)

                              [FLOOR PLAN LAYOUT]



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